Capital Innovations Global Agri, Timber, Infrastructure Fund
Class A Shares (INNAX)
Class C Shares (INNCX)
Institutional Class Shares (INNNX)
A series of the Investment Managers Series Trust

Supplement dated December 18, 2015 to the
Prospectus and Statement of Additional Information dated April 1, 2015 and
Summary Prospectus dated April 2, 2015

*** Important Notice Regarding Proposed Fund Reorganization ***

On December 10, 2015, the Board of Trustees of Investment Managers Series Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) of the Capital Innovations Global Agri, Timber, Infrastructure Fund (the “Fund”), a series of the Trust, into RidgeWorth Capital Innovations Global Resources and Infrastructure Fund (the “RidgeWorth Fund”), a newly created series of RidgeWorth Funds. The Board determined that the reorganization is in the best interests of the shareholders of the Fund. The RidgeWorth Fund is designed to be similar to the Fund from an investment perspective. The Plan is subject to approval by shareholders of the Fund.

The Plan provides for an exchange of shares of the Fund for shares of the RidgeWorth Fund, which would be distributed pro rata by the Fund to the holders of its shares in complete liquidation of the Fund, and the RidgeWorth Fund’s assumption of all of the liabilities of the Fund. Shareholders of the Fund will receive shares of the RidgeWorth Fund equal in value to the shares of the Fund held by the shareholders prior to the reorganization. The effect of the reorganization is that the Fund’s shareholders will become shareholders of the RidgeWorth Fund. The reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. RidgeWorth Capital Management LLC (“RidgeWorth Investments”) has agreed to bear the costs (other than expenses, if any, of the shareholders) related to the reorganization.

If the reorganization is approved by shareholders of the Fund, RidgeWorth Investments will become the RidgeWorth Fund’s investment adviser. Capital Innovations, LLC (“Capital Innovations”) will provide day-to-day portfolio management services as the RidgeWorth Fund’s subadviser.

The Board has called a shareholder meeting at which shareholders of the Fund will be asked to consider and vote on the Plan. The shareholder meeting is currently scheduled for February 17, 2016, at 3:00 p.m. Eastern Time, at offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740. Shareholders of the Fund will receive a combined prospectus/proxy statement with additional information about the proposed reorganization. If shareholders of the Fund approve the Plan, the reorganization is expected to take effect on or about February 19, 2016.

Please file this Supplement with your records.